34th Annual J.P. Morgan Healthcare Conference Allscripts Investor Presentation January 12 2016 Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding Allscripts Healthcare Solutions, Inc.’s (the “Company’s”) financial estimates and anticipated cost savings. These forward-looking statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results could differ from those set forth in the forward-looking statements, and reported results should not be considered an indication of future performance. Certain factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Company’s Annual Report and its other filings are available at our website (http://investor.allscripts.com) and on the Securities and Exchange Commission’s website (http://www.sec.gov). Allscripts does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. Allscripts, the Allscripts logo, and other Allscripts marks are trademarks of the Company or its subsidiaries. Other company and product names featured in this presentation may be the trademarks of their respective owners.

Non-GAAP Financial Measures This presentation includes references to non-GAAP revenue, gross profit, gross margin, adjusted non-GAAP SG&A, net income, including non-GAAP earning per share basis and Adjusted EBITDA and free cash flow, which are also considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Each of these measures adjusts for certain items and are not considered financial measures under generally accepted accounting principles in the United States (“GAAP”). • Non-GAAP revenue consists of GAAP revenue as reported and adds back deferred revenue and other adjustments recorded for GAAP purposes. • Non-GAAP gross profit consists of GAAP gross profit as reported and adds back deferred revenue and other adjustments booked for GAAP purposes and excludes acquisition-related amortization, stock-based compensation expense, and non-recurring expenses and transaction-related costs. Non-GAAP gross margin consists of non-GAAP gross profit as a percentage of non-GAAP revenue, as defined above. • Adjusted non-GAAP selling, general and administrative expenses consists of GAAP selling, general and administrative expenses as reported and adds back severance and other costs, MyWay product consolidation expense, transaction-related costs and stock-based compensation expense and adds back incentive compensation, non-cash depreciation related to the acquisition of a new ERP system and acquired selling, general and administrative associated with the acquisition of dBMotion and JarDogs in February 2013. • Adjusted EBITDA is a non-GAAP measure and consists of GAAP net income (loss) as reported and adjusts for: tax provision (benefit); interest expense and other income, net; stock-based compensation expense; depreciation and amortization; deferred revenue and other adjustments; non-recurring and transaction-related costs; and non-cash asset impairment charges. • Non-GAAP net income consists of GAAP net income/(loss) as reported, and adds back deferred revenue and other adjustments, acquisition-related amortization, stock-based compensation expense, non-recurring expenses and transaction-related costs, non-cash charges to interest expense and other, and non-cash asset impairment charges, in each case net of any related tax effects. Non-GAAP net income also includes a tax rate alignment adjustment. • Non-GAAP earnings per share consists of non-GAAP net income, as defined above, divided by weighted shares outstanding – diluted in the applicable period. • Free cash flow is calculated based on GAAP cash flows provided by operating activities in the applicable period, net of capital expenditures and capitalized software costs. Management also believes that non-GAAP revenue, gross profit, gross margin, Adjusted SG&A, Adjusted EBITDA, net income and earnings per share as well as free cash flow provide useful supplemental information to management and investors regarding the underlying performance of Allscripts business operations. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP revenue, gross profit and gross margin to measure achievement under Allscripts stock and cash incentive compensation plans. Note, however, that non-GAAP revenue, gross profit and gross margin are performance measures only, and they do not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within this presentation as well as within the company's press release dated November 5, 2015.  These are available on Allscripts investor relations website (http://www.investor.Allscripts.com).

Contents Who We Are Industry Position and Strategy Financial Model Appendix/GAAP-Non-GAAP Reconciliations

WHO WE ARE A global leader in healthcare technology

About Allscripts Our Company NASDAQ: MDRX IPO: 1999 Global HQ: Chicago, IL FY 2014 Revenue: $1.4B Our Team ~7,000 team associates Veteran executive leadership 12 countries incl. Australia, Canada, Israel & UK

An OPEN Connected Community of Health Allscripts Facts PHYSICIANS

Why Allscripts? Precision Medicine Connect Consumers Population Health Management EHR/RCM What We Do Recurring revenue Services Global Secular trend Innovation/investment Engagement Analytics Future of healthcare Proteomics/Genomics

Investment Considerations Comprehensive solutions across healthcare globally Growing bookings, recurring revenue Significant, sustainable operating leverage Accelerating cash flow growth Compelling valuation

INDUSTRY

Industry Challenges Aging population with increasing chronic disease Service demand increasing   Access to care challenges   Unsustainable cost trajectory Improve quality while lowering costs COST QUALITY $5.0 Source: Health Affairs 2013

Permanent Reimbursement Shift Underway Source: HFMA “Value in Healthcare: Current State & Future Directions” June 2011, Allscripts VOLUME Fragmented providers and payments No uniform quality Fees for performing services Demand increasing Referral loss VALUE Collaboration, connectivity Clinical and financial analysis Optimize outcomes Accountable care

Strategic Imperative for Healthcare Note: Data excludes the uninsured and VA populations, year = 2012. | Source: Oliver Wyman analysis, Kaiser, CMS, Census Bureau, CDC. Shift from reactive care to proactively and predictably managing populations

ALLSCRIPTS POSITION AND STRATEGY

Allscripts Evolution ePrescribing Home Care & Discharge Emergency Department Electronic Health Records Practice Management Acute Analytics 1998 2015 2001 – 2007 2008 – 2012 2013 Revenue Cycle Community Solutions YEAR Population Health Management RCM Services Value-Based Care Solutions Precision Medicine

Allscripts Value Proposition Coordinate care across community Combine all patient data in one place Provide insights to prioritize interventions & drive predictability Engage patients in managing their care and health Enable change at the point of care with a Community Aware EHR

Execute across the healthcare continuum Ambulatory Hospitals Health Systems … Home Care Long-Term Care … Pharmacies Labs Specialists In- and out-of-network physicians … Physician Practices Clinics … Acute Post Acute Community Patient Engagement Technologies Portals Wearable Tech Personalized Medicine … Consumer

Business Momentum Globally 29 EMRAM Stage 7 New clients added 2015 YTD (3Q15) 560 800+ SOURCE SYSTEMS across the globe connected to dbMotion *2015 #1 Academic Medical Center & Large Inpatient EHR, #1 Communications & Connectivity, #1 Results Review & Decision Support | **2014 Best in KLAS Global EMR New Sunrise Facilities added since 2013 achieved by the National Institutes of Health, using Sunrise in 2015 CXO Next Innovation Award from Microsoft to Allscripts Chief Innovation Officer in 2015 #1 KLAS Global EMR** #1 EMR BlackBook*

Interoperability Leadership: Allscripts Developer Program (ADP) ~130 certified 3rd party apps/devices USERS >1 billion data shares 2013 through 2015 >150% growth in 2015 PARTNERS 2100 developer accounts APPS Notes: Allscripts ADP Store: www.store.allscripts.com Data share equals specific information called from an Allscripts solution, can be single or multiple variable in a single call.

The Future: Precision Medicine

FINANCIAL MODEL

Creating Shareholder Value Growth Pillars EHR/core system replacements Population health management (PHM) Recurring services Global EHR/systems RESULTS 29 new Sunrise facilities added 5% revenue growth in PHM YTD 14% recurring services growth YTD Two major academic center trusts added in Q3 and Q4 2015 Note: YTD refers to nine months ended September 30, 2015. New Sunrise facilities announced through December 31, 2015.

Creating Shareholder Value RESULTS Support & maintenance stable Bookings +13% YTD Expect to finish 2015 w/ adjusted non-GAAP SG&A reduction of >$50mm v. 2012 (>15%) ~16% revenue YTD invested in gross R&D (+$170m) PLUS~$500mm of strategic investments since ’13 = >$1.1b in cumulative R&D and investments since 2013 Execution Playbook Maximize client retention Generate consistent results Increase operational efficiency Invest in R&D/Innovation Note: YTD refers to nine months ended September 30, 2015. Adjusted non-GAAP SG&A totaled $332 mm in 2012. See reconciliation of non-GAAP metrics in the appendix of this presentation.

Sales Activity (Bookings) = The best measure of momentum 13% Bookings Growth YTD Record third quarter $272m Three consecutive records Balance btwn software & services Note: YTD refers to nine months ended September 30, 2015.

Contract Backlog $3.6b September 30, 2015 Backlog at record high Steady growth in software

2015 Results YTD (two stories) $1,041m Total Revenue (flat y/y) ~$786m Recurring Revenue (+6% y/y) ~$255m Non-recurring Revenue (-16% y/y) 76% of revenue recurring Anticipate ending 2015, w/ anniversary of non-recurring revenue declines, to allow recurring revenue momentum to show through

Expanding Non-GAAP Gross Margins 46.4% in Q3 Non-GAAP Gross Margin 2/3rd driven by software; 1/3rd services Major step forward fixing services margins Software margins above historical average due to support efficiencies and better mix

YTD Results Through September 30, 2015 $128m Cash Flow From Operations (>2x y/y) $177m Adjusted EBITDA (+21% y/y) $62m Non-GAAP Net Income (+58% y/y)

Outlook Q4 2015 Expect all-time record quarterly bookings (prior $327m Q4 2011) A fourth consecutive record for quarterly bookings Will report Q4 and full year audited results on February 18, 2016 Note: Based on disclosure of January 12, 2016. This presentation is not an affirmation of prior financial guidance. For a reconciliation of GAAP and non-GAAP results, please see the reconciliation of non-GAAP financial measures with GAAP financial measures contained within this presentation as well as within the company's press release dated November 5, 2015. These are available on Allscripts investor relations website on (http://www.investor.allscripts.com). 2016 Non-GAAP earnings per share growth of 20-30% v. 2015 expected results Full year guidance specifics to be provided with results on February 18th

Valuation Considerations *Note: Please see appendix in this presentation for a complete reconciliation of valuation calculations, including industry peers. Peer data listed in descending order by market capitalization. **NM = negative free cash flow for the applicable period. Non-GAAP Earnings Per Share Growth Free Cash Flow Stocks 2016 P/E* 2016 Growth (E)* P/E /2016(E) Growth* MDRX 25x 26% .97x Two largest public HIT peers 25x and 91x 14% and 31% 1.8x and 2.9x Stocks Enterprise Value/ TTM FCF* MDRX 30x Two largest public HIT peers 90x and NM**

Investment Considerations Comprehensive solutions across healthcare globally Growing bookings, recurring revenue Significant, sustainable operating leverage Accelerating cash flow growth Compelling valuation

APPENDIX – Non-GAAP Reconciliations

Reconciliations: Non-GAAP Adjusted SG&A

Reconciliations: Recurring/Non-Recurring Revenue

Reconciliations: Non-GAAP Gross Margin

Reconciliations: Adjusted EBITDA

Reconciliations: Non-GAAP Net Income

Reconciliations: Allscripts Free Cash Flow

Reconciliations: Trailing Twelve Month Free Cash Flow Source: Allscripts Investor Relations/Company reports

Reconciliations: Valuation Data Note: Forecasts of non-GAAP earnings per share are based on NASDAQ First Call Consensus estimates. Other data sources from company reports or Reuters Marketscope Database.

34th Annual J.P. Morgan Healthcare Conference Allscripts Investor Presentation January 12 2016